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                                                                    EXHIBIT 23.1




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANT


        As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 5, 1997 included in Mastering Inc.'s Form 10-K for the year ended December 31, 1996 and to all references to our Firm included in this registration statement.



                                          ARTHUR ANDERSEN LLP

Denver, Colorado
   December 22, 1997